Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)        ☐

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York (Jurisdiction of incorporation if not a U.S. national bank)	13-5160382 (I.R.S. employer identification no.)

One Wall Street, New York, N.Y. (Address of principal executive offices)	10286 (Zip code)

LENNAR CORPORATION

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4337490 (I.R.S. employer identification no.)

11690 NW 105th Street Miami, Florida (Address of principal executive offices)	33178-1103 (Zip code)

Table of Additional Registrants

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
308 Furman, Ltd.	Texas	01-0757175

360 Developers, LLC	Florida	03-0469008

Ann Arundel Farms, Ltd.	Texas	76-0594649

Aquaterra Utilities, Inc.	Florida	59-3674555

Asbury Woods L.L.C.	Illinois	36-4491586

Astoria Options, LLC	Delaware	26-3838861

Autumn Creek Development, Ltd.	Texas	76-0566381

Aylon, LLC	Delaware	74-3135055

Bainebridge 249, LLC	Florida	45-5434000

Bay Colony Expansion 369, Ltd.	Texas	01-0634897

Bay River Colony Development, Ltd.	Texas	None

BB Investment Holdings, LLC	Nevada	None

BCI Properties, LLC	Nevada	None

Bellagio Lennar, LLC	Florida	46-0560657

Belle Meade LEN Holdings, LLC	Florida	27-1137331

Belle Meade Partners, LLC	Florida	20-3287566

BPH I, LLC	Nevada	None

Bramalea California, Inc.	California	95-3426206

Bressi Gardenlane, LLC	Delaware	47-0876961

Builders LP, Inc.	Delaware	43-1981685

Cambria L.L.C.	Illinois	36-4343919

Cary Woods LLC	Illinois	36-4511011

Casa Marina Development, LLC	Florida	55-0817596

Caswell Acquisition Group, LLC	Delaware	None

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Cedar Lakes II, LLC	North Carolina	None

Cherrytree II LLC	Maryland	75-2988548

CL Ventures, LLC	Florida	11-3728443

Coco Palm 82, LLC	Florida	None

Colonial Heritage LLC	Virginia	20-0646289

Concord Station, LLP	Florida	20-0986458

Coto De Caza, Ltd., Limited Partnership	California	33-0738531

Coventry L.L.C.	Illinois	36-4511106

CP Red Oak Management, LLC	Texas	None

CP Red Oak Partners, Ltd.	Texas	20-1064026

CPFE, LLC	Maryland	45-5433728

Creekside Crossing, L.L.C.	Illinois	43-2052256

Danville Tassajara Partners, LLC	Delaware	20-1461254

Darcy-Joliet L.L.C.	Illinois	20-1290431

DBJ Holdings, LLC	Nevada	None

DTC Holdings of Florida, LLC	Florida	45-2118119

Durell 33, LLC	New Jersey	46-2498666

Estates Seven, LLC	Delaware	52-2274380

EV, LLC	Maryland	None

Evergreen Village LLC	Delaware	59-3801488

F&R Florida Homes, LLC	Florida	27-2136138

F&R QVI Home Investments USA, LLC	Delaware	20-8024189

Fidelity Guaranty and Acceptance Corp.	Delaware	76-0168225

FLORDADE LLC	Florida	38-3832923

Fox-Maple Associates, LLC	New Jersey	43-1997377

Friendswood Development Company, LLC	Texas	74-2859478

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Garco Investments, LLC	Florida	65-1151300

Greystone Construction, Inc.	Arizona	86-0864245

Greystone Homes of Nevada, Inc.	Delaware	88-0412604

Greystone Homes, Inc.	Delaware	93-1070009

Greystone Nevada, LLC	Delaware	88-0412611

Greywall Club L.L.C.	Illinois	20-1083688

Hammocks Lennar LLC	Florida	None

Harveston, LLC	Delaware	02-0613649

Haverton L.L.C.	Illinois	30-0057181

HCC Investors, LLC	Delaware	33-0770138

Heathcote Commons LLC	Virginia	20-1178932

Heritage of Auburn Hills, L.L.C.	Michigan	38-3395118

Hewitts Landing Trustee, LLC	Massachusetts	27-2909649

Home Buyer’s Advantage Realty, Inc.	Texas	76-0573246

Homecraft Corporation	Texas	76-0334090

HTC Golf Club, LLC	Colorado	26-0312522

Inactive Companies, LLC	Florida	26-2094631

Independence L.L.C.	Virginia	76-0651137

Isles at Bayshore Club, LLC	Florida	27-2304291

Kendall Hammocks Commercial, LLC	Florida	30-0771295

Lakelands at Easton, L.L.C.	Maryland	03-0501970

Lakeside Farm, LLC	Maryland	None

LCD Asante, LLC	Delaware	26-1131090

Legends Club, LLC	Florida	48-1259544

Legends Golf Club, LLC	Florida	59-3691814

LEN - Belle Meade, LLC	Florida	27-1077754

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

LEN – Palm Vista, LLC	Florida	27-1077269

LEN Paradise Cable, LLC	Florida	27-2559480

LEN Paradise Operating, LLC	Florida	27-2559369

Len Paradise, LLC	Florida	27-0950511

LEN – CG South, LLC	Florida	45-4599963

Lencraft, LLC	Maryland	20-1749015

LENH I, LLC	Florida	56-2349820

Len-Hawks Point, LLC	Florida	45-4049841

Lennar – BVHP, LLC	California	94-3332430

Lennar Aircraft I, LLC	Delaware	20-2424732

Lennar Arizona Construction, Inc.	Arizona	20-5335712

Lennar Arizona, Inc.	Arizona	20-5335505

Lennar Associates Management Holding Company	Florida	31-1806357

Lennar Associates Management, LLC	Delaware	52-2257293

Lennar Avenue One, LLC	Delaware	46-1440494

Lennar Bridges, LLC	California	33-0843355

Lennar Buffington Colorado Crossing, L.P.	Texas	20-2002341

Lennar Buffington Zachary Scott, L.P.	Texas	20-1577414

Lennar Carolinas, LLC	Delaware	20-3150607

Lennar Central Park, LLC	Delaware	20-1087322

Lennar Central Region Sweep, Inc.	Nevada	65-1111068

Lennar Central Texas, L.P.	Texas	20-5336543

Lennar Chicago, Inc.	Illinois	36-3971759

Lennar Colorado Minerals LLC	Colorado	None

Lennar Colorado, LLC	Colorado	20-0451796

Lennar Commercial Investors, LLC	Florida	46-2288424

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Lennar Communities Development, Inc.	Delaware	86-0262130

Lennar Communities Nevada, LLC	Nevada	20-3035653

Lennar Communities of Chicago L.L.C.	Illinois	20-2036535

Lennar Communities, Inc.	California	33-0855007

Lennar Construction, Inc.	Arizona	86-0972186

Lennar Coto Holdings, L.L.C.	California	33-0787906

Lennar Courts, LLC	Florida	46-3122365

Lennar Developers, Inc.	Florida	48-1259540

Lennar Family of Builders GP, Inc.	Delaware	43-1981691

Lennar Family of Builders Limited Partnership	Delaware	43-1981697

Lennar Flamingo, LLC	Florida	46-3111056

Lennar Fresno, Inc.	California	33-1008718

Lennar Gardens, LLC	Florida	27-4501329

Lennar Georgia, Inc.	Georgia	20-8892316

Lennar Greer Ranch Venture, LLC	California	33-0888370

Lennar Heritage Fields, LLC	California	27-3194383

Lennar Hingham Holdings, LLC	Delaware	20-2866090

Lennar Hingham JV, LLC	Delaware	20-2866001

Lennar Homes Holding, LLC	Delaware	16-1641233

Lennar Homes NJ, LLC	Delaware	45-2921631

Lennar Homes of Arizona, Inc.	Arizona	65-0163412

Lennar Homes of California, Inc.	California	93-1223261

Lennar Homes of Texas Land and Construction, Ltd.	Texas	75-2792018

Lennar Homes of Texas Sales and Marketing, Ltd.	Texas	75-2792019

Lennar Homes, LLC	Florida	59-0711505

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Lennar Illinois Trading Company, LLC	Illinois	None

Lennar Imperial Holdings Limited Partnership	Delaware	20-2552367

Lennar International Holding, LLC	Delaware	46-1347038

Lennar International, LLC	Delaware	61-1697090

Lennar Land Partners Sub II, Inc.	Nevada	88-0429001

Lennar Land Partners Sub, Inc.	Delaware	65-0776454

Lennar Layton, LLC	Delaware	26-3797850

Lennar Long Beach Promenade Partners, LLC	Delaware	20-1258506

Lennar Lytle, LLC	Delaware	20-2374724

Lennar Mare Island, LLC	California	33-0789053

Lennar Marina A Funding, LLC	Delaware	27-0762082

Lennar Massachusetts Properties, Inc.	Delaware	20-2681100

Lennar Middletown, LLC	New Jersey	45-5441987

Lennar Multifamily Communities, LLC	Delaware	45-2701002

Lennar New Jersey Properties, Inc.	Delaware	20-2681142

Lennar New York, LLC	New York	20-3160452

Lennar Northeast Properties LLC	New Jersey	20-4874094

Lennar Northeast Properties, Inc.	Nevada	20-2552288

Lennar Northwest, Inc.	Delaware	45-2978961

Lennar Pacific Properties Management, Inc.	Delaware	30-0139878

Lennar Pacific Properties, Inc.	Delaware	88-0412607

Lennar Pacific, Inc.	Delaware	88-0412608

Lennar PI Acquisition, LLC	New Jersey	26-1531638

Lennar PI Property Acquisition, LLC	New Jersey	26-1531376

Lennar PIS Management Company, LLC	Delaware	26-3218984

Lennar PNW, Inc.	Washington	20-2977927

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Lennar Point, LLC	New Jersey	46-0534484

Lennar Port Imperial South, LLC	Delaware	20-2552353

Lennar Realty, Inc.	Florida	76-0683361

Lennar Renaissance, Inc.	California	33-0726195

Lennar Reno, LLC	Nevada	22-3895412

Lennar Rialto Investment LP	Delaware	27-1437879

Lennar Riverside West Urban Renewal Company, L.L.C.	New Jersey	20-2562043

Lennar Riverside West, LLC	Delaware	20-2552385

Lennar Sacramento, Inc.	California	33-0794993

Lennar Sales Corp.	California	95-4716082

Lennar San Jose Holdings, Inc.	California	65-0645170

Lennar Southland I, Inc.	California	33-0801714

Lennar Southwest Holding Corp.	Nevada	91-1933536

Lennar Spencer’s Crossing, LLC	Delaware	20-2906597

Lennar Texas Holding Company	Texas	75-2788257

Lennar Trading Company, LP	Texas	72-1574089

Lennar Ventures, LLC	Florida	26-3103505

Lennar West Valley, LLC	California	20-1342854

Lennar.com Inc.	Florida	65-0980149

Lennar/LNR Camino Palomar, LLC	California	90-0159727

Lennar-Lantana Boatyard, Inc.	Florida	56-2321100

LEN-Ryan 1, LLC	Florida	None

Len-Verandahs, LLP	Florida	20-3021304

LFS Holding Company, LLC	Delaware	65-1105931

LH Eastwind, LLC	Florida	20-0097714

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

LH-EH Layton Lakes Estates, LLC	Arizona	04-3741040

LHI Renaissance, LLC	Florida	02-0680656

LMC Malden Station Investor, LLC	Delaware	30-0754847

LMI (150 OCEAN) INVESTOR, LLC	Delaware	80-0940631

LMI Contractors, LLC	Delaware	80-0838150

LMI Glencoe Dallas Investor, LLC	Delaware	61-1706871

LMI Lakes West Covina Investor, LLC	Delaware	32-0414007

LMI Las Colinas Station, LLC	Delaware	32-0393213

LMI Naperville Investor, LLC	Delaware	37-1709704

LMI Park Central Investor, LLC	Delaware	35-2471697

LMICS, LLC	Delaware	36-4747722

LMI-JC Developer, LLC	Delaware	38-3875832

LMI-JC, LLC	Delaware	90-0843143

LMI–West Seattle, LLC	Delaware	37-1699874

LNC at Meadowbrook, LLC	Illinois	36-0026164

LNC at Ravenna, LLC	Illinois	41-2088272

LNC Communities I, Inc.	Colorado	84-1317557

LNC Communities II, LLC	Colorado	84-1317558

LNC Communities III, Inc.	Colorado	84-1361682

LNC Communities IV, LLC	Colorado	84-1512061

LNC Communities IX, LLC	Colorado	None

LNC Communities V, LLC	Colorado	84-1513989

LNC Communities VI, LLC	Colorado	84-1556776

LNC Communities VII, LLC	Colorado	84-1534329

LNC Communities VIII, LLC	Colorado	84-1553326

LNC Northeast Mortgage, Inc.	Delaware	54-1830770

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

LNC Pennsylvania Realty, Inc.	Pennsylvania	23-2991585

Long Beach Development, LLC	Texas	26-2321011

Lori Gardens Associates II, LLC	New Jersey	20-1944492

Lori Gardens Associates III, LLC	New Jersey	20-1944674

Lori Gardens Associates, L.L.C.	New Jersey	76-0664697

Lorton Station, LLC	Virginia	76-0694499

LW D’Andrea, LLC	Delaware	20-4489534

Madrona Ridge L.L.C.	Illinois	20-0278584

Madrona Village L.L.C.	Illinois	36-4343916

Madrona Village Mews L.L.C.	Illinois	36-0026266

Majestic Woods, LLC	New Jersey	74-3001871

Marble Mountain Partners, LLC	Delaware	41-2076340

Mid-County Utilities, Inc.	Maryland	76-0610395

Mission Viejo 12S Venture, LP	California	33-0615197

Mission Viejo Holdings, Inc.	California	33-0785862

Moffett Meadows Partners, LLC	Delaware	56-2320229

NC Properties I, LLC	Delaware	27-3443043

NC Properties II, LLC	Delaware	27-3443142

Northbridge L.L.C.	Illinois	36-4511102

Northeastern Properties LP, Inc.	Nevada	20-2552328

OHC/Ascot Belle Meade, LLC	Florida	20-3276553

One SR, L.P.	Texas	75-3030507

Palm Gardens At Doral Clubhouse, LLC	Florida	26-0801736

Palm Gardens at Doral, LLC	Florida	20-3959088

Palm Vista Preserve, LLC	Florida	83-0426521

PD-Len Boca Raton, LLC	Delaware	20-8734358

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

PD-Len Delray, LLC	Delaware	20-8734555

PG Properties Holding, LLC	North Carolina	26-4059800

Pioneer Meadows Development, LLC	Nevada	20-0939113

Pioneer Meadows Investments, LLC	Nevada	20-0939094

POMAC, LLC	Maryland	11-3708149

Prestonfield L.L.C.	Illinois	36-4511103

Providence Lakes, LLP	Florida	20-1744772

PT Metro, LLC	Delaware	45-4508755

Raintree Village II L.L.C.	Illinois	20-2118282

Raintree Village L.L.C.	Illinois	20-0090390

Renaissance Joint Venture	Florida	20-0035665

Reserve @ Pleasant Grove II LLC	New Jersey	90-0527127

Reserve @ Pleasant Grove LLC	New Jersey	90-0527123

Reserve at River Park, LLC	New Jersey	72-1537694

Reserve at South Harrison, LLC	New Jersey	76-0682273

Rivendell Joint Venture	Florida	65-0843443

Rivenhome Corporation	Florida	76-0569346

RMV, LLC	Maryland	None

Rutenberg Homes of Texas, Inc.	Texas	76-0215995

Rutenberg Homes, Inc.	Florida	76-0340291

Rye Hill Company, LLC	New York	20-0809495

S. Florida Construction II, LLC	Florida	72-1567303

S. Florida Construction III, LLC	Florida	72-1567302

S. Florida Construction, LLC	Florida	71-0949799

San Lucia, LLC	Florida	20-4372714

Santa Ana Transit Village, LLC	California	45-0512621

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Savannah Development, Ltd.	Texas	76-0654193

Savell Gulley Development, LLC	Texas	26-2592101

Scarsdale, LTD.	Texas	27-0080619

Schulz Ranch Developers, LLC	Delaware	20-4092311

Seminole/70th, LLC	Florida	56-2529886

Siena at Old Orchard L.L.C.	Illinois	20-1476765

South Development, LLC	Florida	20-2581567

Southbank Holding, LLC	Florida	45-2420546

Spanish Springs Development, LLC	Nevada	76-0672277

St. Charles Active Adult Community, LLC	Maryland	20-1659598

Stoney Corporation	Florida	59-3374931

Stoney Holdings, LLC	Florida	27-5428554

Stoneybrook Clubhouse, Inc.	Florida	76-0555539

Stoneybrook Joint Venture	Florida	59-3386329

Strategic Cable Technologies, L.P.	Texas	20-1179138

Strategic Holdings, Inc.	Nevada	91-1770357

Strategic Technologies, LLC	Florida	65-0523605

Summerfield Venture L.L.C.	Illinois	20-0753624

Summerwood, LLC	Maryland	27-0045425

SunStreet Energy Group, LLC	Delaware	90-0889251

TCO QVI, LLC	Delaware	45-3568663

Temecula Valley, LLC	Delaware	43-1971997

Terra Division, LLC	Minnesota	None

The Baywinds Land Trust	Florida	11-6591848

The Bridges at Rancho Santa Fe Sales Company, Inc.	California	33-0886703

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

The Bridges Club at Rancho Santa Fe, Inc.	California	33-0867612

The LNC Northeast Group, Inc.	Delaware	54-1774997

The Preserve at Coconut Creek, LLC	Florida	20-3287825

Treviso Holding, LLC	Florida	45-1961704

Tustin Villas Partners, LLC	Delaware	41-2076342

Tustin Vistas Partners, LLC	Delaware	32-0054237

U.S. Home Corporation	Delaware	52-2227619

U.S. Home of Arizona Construction Co.	Arizona	74-2402824

U.S. Home Realty, Inc.	Texas	76-0136964

U.S.H. Los Prados, Inc.	Nevada	88-0232393

U.S.H. Realty, Inc.	Maryland	74-2765031

USH – Flag, LLC	Florida	26-3984776

USH Equity Corporation	Nevada	76-0450341

USH LEE, LLC	Florida	27-5368263

USH Woodbridge, Inc.	Texas	76-0561576

UST Lennar GP PIS 10, LLC	Delaware	26-3219799

UST Lennar GP PIS 7, LLC	Delaware	26-3219172

UST Lennar HW Scala SF Joint Venture	Delaware	26-3262077

Valencia at Doral, LLC	Florida	20-3959040

Vineyard Point 2009, LLC	California	26-4562548

WCP, LLC	South Carolina	51-0461143

West Chocolate Bayou Development, LLC	Texas	26-2320867

West Lake Village, LLC	New Jersey	23-2861558

West Seattle Project X, LLC	Delaware	35-2460935

West Van Buren L.L.C.	Illinois	36-4347398

Westchase, Inc.	Nevada	91-1954138

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Willowbrook Investors, LLC	New Jersey	76-0687252

Woodbridge Multifamily Developer I, LLC	Delaware	45-2921413

Wright Farm, L.L.C.	Virginia	76-0629136

700 Northwest 107th Avenue Miami, Florida (Address of principal executive offices)	33172 (Zip code)

Debt Securities

and Guarantees of Debt Securities

(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of the Department of Financial Services of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, N.Y. 10005

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-188382).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-188382).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of September, 2014.

THE BANK OF NEW YORK MELLON

By:	/s/ James Briggs
Name: James Briggs Title: Associate

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of One Wall Street, New York, N.Y. 10286

And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2014, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar amounts in thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	5,282,000
Interest-bearing balances	138,607,000
Securities:
Held-to-maturity securities	18,355,000
Available-for-sale securities	82,311,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	118,000
Securities purchased under agreements to resell	6,688,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	37,247,000
LESS: Allowance for loan and lease losses	172,000
Loans and leases, net of unearned income and allowance	37,075,000
Trading assets	6,553,000
Premises and fixed assets (including capitalized leases)	1,136,000
Other real estate owned	4,000
Investments in unconsolidated subsidiaries and associated companies	1,129,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	6,532,000
Other intangible assets	1,224,000
Other assets	14,304,000

Total assets	319,318,000

Dollar amounts in thousands

LIABILITIES
Deposits:
In domestic offices	144,051,000
Noninterest-bearing	99,613,000
Interest-bearing	44,438,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	132,565,000
Noninterest-bearing	9,946,000
Interest-bearing	122,619,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	471,000
Securities sold under agreements to repurchase	3,305,000
Trading liabilities	4,918,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	4,273,000
Not applicable
Not applicable
Subordinated notes and debentures	1,065,000
Other liabilities	7,677,000

Total liabilities	298,325,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	10,008,000
Retained earnings	9,895,000
Accumulated other comprehensive income	-395,000
Other equity capital components	0
Total bank equity capital	20,643,000
Noncontrolling (minority) interests in consolidated subsidiaries	350,000
Total equity capital	20,993,000

Total liabilities and equity capital	319,318,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,

Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell Catherine A. Rein Michael J. Kowalski	Directors